EXHIBIT 99.2

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Long Term

Goals

Victor Kaufman

Vice Chairman

IAC/Travel

	LTM	2006	2008
Revenue	$2,412	$6,200	$9,600
OIBA	445	1,200	2,000

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IAC/Electronic Retailing

	LTM	2006	2008
Revenue	$2,149	$3,100	$3,800
OIBA	204	380	550

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IAC/Ticketing

	LTM	2006	2008
Revenue	$725	$900	$1,100
OIBA	133	200	280

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IAC/Personals

	LTM	2006	2008
Revenue	$175	$370	$450
OIBA	33	80	100

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IAC/Financial Services & Real Estate

	2003	2006	2008
Revenue	$164	$290	$420
OIBA	29	90	130

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IAC/Local Services

	LTM	2006	2008
Revenue	$256	$450	$730
OIBA	24	90	150

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LTM pro forma for EPI acquisition.

Strong Cash Flow Generation

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IAC/InterActiveCorp

Long Term Goal - Revenue

$ in millions	LTM	2006	2008	‘03 - ‘08 CAGR %
IAC Travel	$2,412	$6,200	$9,600	30%
Electronic Retailing	2,149	3,100	3,800	11%
Ticketing	725	900	1,100	9%
Personals	175	370	450	19%
Local Services	256	450	730	26%
Financial Services & Real Estate	24	290	420	47%
Teleservices	294	360	440	9%
Inter-segment Eliminations	(16)	(40)	(50)	nm
Total Revenue	$6,018	$11,600	$16,500	21%

Local services is pro forma for EPI.

Long Term Goal - OIBA

$ in millions	LTM	2006	2008	‘03 - ‘08 CAGR%
IAC Travel	$445	$1,200	$2,000	32%
Electronic Retailing	204	380	550	20%
Ticketing	133	200	280	16%
Personals	33	80	100	28%
Local Services	24	90	150	49%
Financial Services & Real Estate	3	90	130	82%
Teleservices	10	25	35	35%
Corporate & Other	(97)	(160)	(210)	nm
Total OIBA	$755	$1,900	$3,000	30%

Local services is pro forma for EPI.

P&L Impact

$ in billions, except per share data	2006	2008	‘03 to ‘08 CAGR%
Revenue	$11.6	$16.5	~20%
Operating Income	1.6	2.8	~85%
OIBA	1.9	3.0	~30%

GAAP Diluted EPS	$1.40	$2.55	nm
Adjusted EPS	$1.70	$2.65	~30%

The ‘Value’ of Growth Companies

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Beta represents 5-Year Beta. Source of EPS Growth rates: FirstCall consensus estimates, except IAC.

Q&A

Safe Harbor Statement Under The Private Securities Litigation

Reform Act of 1995

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to IAC’s anticipated financial performance, business prospects, new developments, and similar matters, and/ or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” or similar expressions. These forward-looking statements are necessarily estimates reflecting the best judgment of IAC’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions that could have a material adverse effect on IAC’s business, financial condition or results of operations. You should understand that the following important factors could affect IAC’s future results and could cause those results to differ materially from those expressed in the forward-looking statements: (1) the risk that IAC’s businesses will not be integrated successfully; (2) material adverse changes in economic conditions generally or in such conditions affecting IAC’s markets or industries; (3) future regulatory and legislative actions and conditions affecting IAC’s operating areas; (4) competition from others; (5) successful integration of our businesses’ management structures; (6) product demand and market acceptance; (7) the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; (8) the ability to maintain the integrity of IAC’s systems and infrastructure; (9) the ability to expand into and successfully operate in foreign markets; (10) obtaining and retaining skilled workers and key executives, (11) acts of terrorism; and (12) war or political instability. In addition, investors should consider the other information contained in or incorporated by reference into IAC’s filings with the U. S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended 2002, especially in the Risk Factors and the Management’s Discussion and Analysis sections, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Other unknown or unpredictable factors also could have material adverse effects on IAC’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this presentation may not occur. These forward-looking statements should not be regarded as an indication that IAC considers them to be a reliable prediction of future events. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this presentation.

IAC does not make any representations to any person regarding the ultimate performance of IAC compared to the information contained in this presentation and IAC is not under any obligation and does not intend, except as specifically stated, to make publicly available any update or other revisions to any of the forward-looking statements contained in this presentation to reflect circumstances existing after the date hereof or to reflect the occurrence of future events even if experience or future events make it clear that any or all of the assumptions underlying the information contained herein are shown to be in error or any expected results expressed or implied by those forward-looking statements will not be realized.